Exhibit 10.20
FOURTH AMENDED AND RESTATED AND CONSOLIDATED SECURED PROMISSORY NOTE

$360,000,000	March 10, 2011
FOR VALUE RECEIVED, KBSII HARTMAN BUSINESS CENTER, LLC, a Delaware limited liability company, KBSII PLANO BUSINESS PARK, LLC, a Delaware limited liability company, KBSII HORIZON TECH CENTER, LLC, a Delaware limited liability company, KBSII 2500 REGENT BOULEVARD, LLC, a Delaware limited liability company, KBSII CRESCENT VIII, LLC, a Delaware limited liability company, KBSII NATIONAL CITY TOWER, LLC, a Delaware limited liability company, KBSII GRANITE TOWER, LLC, a Delaware limited liability company, KBSII GATEWAY CORPORATE CENTER, LLC, a Delaware limited liability company, KBSII I-81 INDUSTRIAL PORTFOLIO TRUST, a Delaware statutory trust, KBSII TWO WESTLAKE PARK, LLC, a Delaware limited liability company, and KBSII TORREY RESERVE WEST, LLC, a Delaware limited liability company (collectively, "Borrowers"), HEREBY PROMISE TO PAY to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION ("Lender") the principal sum of Three Hundred and Sixty Million Dollars ($360,000,000), or if less, the aggregate unpaid principal amount of all disbursements disbursed by Lender pursuant to the requirements set forth in the Amended and Restated and Consolidated Loan Agreement dated as of January 27, 2011 (as amended, supplemented or restated from time to time the "Loan Agreement"), among Borrowers, Lender, certain other Lenders named therein or made parties thereto and Wells Fargo Bank, National Association, as Administrative Agent, together with interest on the unpaid principal balance hereof at the rate (or rates) determined in accordance with Section 2.7 of the Loan Agreement from the date such principal is advanced until it is paid in full. It is contemplated that there will be advances and payments under this Note from time to time, but no advances or payments under this Note (including payment in full of the unpaid balance of principal hereof prior to maturity) shall affect or impair the validity or enforceability of this Note as to future advances hereunder.
This Note is one of the Notes referred to in and governed by the Loan Agreement, which Loan Agreement, among other things, contains provisions for the acceleration of the maturity hereof and for the payment of certain additional sums to Lender upon the happening of certain stated events. Capitalized terms used in this Note without definition have the same meanings as in the Loan Agreement.
The principal amount of this Note, unless accelerated in accordance with Loan Agreement as described below, if not sooner paid, will be due and payable, together with all accrued and unpaid interest and other amounts due and unpaid under the Loan Agreement, on the Maturity Date.
This Note is secured by, among other things, the Security Documents referred to in the Loan Agreement.
Interest on the Loans is payable in arrears on the first Business Day of each month during the term of the Loan Agreement, commencing with the first Business Day of the first calendar month to begin after the date of this Note. Interest will be computed on the basis of the actual number of days elapsed in the period during which interest accrues and a year of three hundred sixty (360) days. The Loan Agreement provides for the payment by Borrower of various other charges and fees, in addition to the interest charges described in the Loan Agreement, as set forth more fully in the Loan Agreement.
All payments of any amount becoming due under this Note shall be made in the manner provided in the Loan Agreement, in Dollars.
Upon and after the occurrence of a Default, unless such Default is waived as provided in the Loan Agreement, this Note may, at the option of Requisite Lenders and without further demand, notice or legal process of any kind, be declared by Administrative Agent, and in such case immediately shall become, due and payable. Upon and after the occurrence of certain Defaults, this Note shall, without any action by Lenders and without demand, notice or legal process of any kind, automatically and immediately become due and payable.

Demand, presentment, protest and notice of nonpayment and protest, notice of intention to accelerate maturity, notice of acceleration of maturity and notice of dishonor are hereby waived by Borrower. Subject to the terms of the Loan Agreement, Lender may extend the time of payment of this Note, postpone the enforcement hereof, grant any indulgences, release any party primarily or secondarily liable hereon or agree to any subordination of Borrower’s obligations hereunder without affecting or diminishing Lender’s right of recourse against Borrower, which right is hereby expressly reserved.
This Note has been delivered and accepted at Irvine, California. This Note shall be interpreted in accordance with, and the rights and liabilities of the parties hereto shall be determined and governed by, the laws of the State of California.
All notices or other communications required or permitted to be given pursuant to this Note shall be given to the Borrowers or Lender at the address and in the manner provided for in the Loan Agreement.
In no contingency or event whatsoever shall interest charged in respect of the Loan evidenced hereby, however such interest may be characterized or computed, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable hereto. If such a court determines that Lender has received interest hereunder in excess of the highest rate applicable hereto, Lender shall, at Lender’s election, either (a) promptly refund such excess interest to Borrower or (b) credit such excess to the principal balance hereof. This provision shall control over every other provision of all agreements between Borrower and Lender.
Whenever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.
The limitations on personal liability of the shareholders, partners and members of Borrowers contained in Section 13.27 of the Loan Agreement shall apply to this Note.
This Note is issued in replacement of a Third Amended and Restated and Consolidated Secured Promissory Note dated February 25, 2011 in the amount of $360,000,000, (the “Previous Note”) previously issued by Borrowers (excluding KBSII Torrey Reserve West, LLC) to Lender pursuant to the Loan Agreement and shall not be construed as a novation of the Previous Note. Aggregate amounts outstanding under the Previous Note shall be deemed outstanding under this Note.
[Signatures on Following Pages]

"BORROWER'

KBSII HARTMAN BUSINESS CENTER, LLC,
a Delaware limited liability company

By:	KBSII REIT ACQUISITION IX, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES II, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP II,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST II, INC.,
a Maryland corporation,
general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

[Signatures Continue on Next Page]

"BORROWER'

KBSII 2500 REGENT BOULEVARD, LLC,
a Delaware limited liability company

By:	KBSII REIT ACQUISITION XIII, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES II, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP II,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST II, INC.,
a Maryland corporation,
general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

[Signatures Continue on Next Page]

"BORROWER'

KBSII PLANO BUSINESS PARK, LLC,
a Delaware limited liability company

By:	KBSII REIT ACQUISITION VIII, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES II, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP II,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST II, INC.,
a Maryland corporation,
general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

[Signatures Continue on Next Page]

"BORROWER'

KBSII NATIONAL CITY TOWER, LLC,
a Delaware limited liability company

By:	KBSII REIT ACQUISITION XVI, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES II, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP II,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST II, INC.,
a Maryland corporation,
general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

[Signatures Continue on Next Page]

"BORROWER'

KBSII GATEWAY CORPORATE CENTER, LLC,
a Delaware limited liability company

By:	KBSII REIT ACQUISITION XIX, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES II, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP II,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST II, INC.,
a Maryland corporation,
general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

[Signatures Continue on Next Page]

"BORROWER'

KBSII GRANITE TOWER, LLC,
a Delaware limited liability company

By:	KBSII REIT ACQUISITION XVIII, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES II, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP II,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST II, INC.,
a Maryland corporation,
general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

[Signatures Continue on Next Page]

"BORROWER'

KBSII HORIZON TECH CENTER, LLC,
a Delaware limited liability company

By:	KBSII REIT ACQUISITION XII, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES II, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP II,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST II, INC.,
a Maryland corporation,
general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

[Signatures Continue on Next Page]

"BORROWER'

KBSII CRESCENT VIII, LLC,
a Delaware limited liability company

By:	KBSII REIT ACQUISITION XI, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES II, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP II,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST II, INC.,
a Maryland corporation,
general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

[Signatures Continue on Next Page]

"BORROWER'

KBSII I-81 INDUSTRIAL PORTFOLIO TRUST,
a Delaware Statutory Trust

By:	KBSII I-81 INDUSTRIAL PORTFOLIO, LLC,
a Delaware limited liability company,
as Administrative Trustee

By:	KBSII REIT ACQUISITION XXI, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES II, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP II,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST II, INC.,
a Maryland corporation,
general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

[Signatures Continue on Next Page]

"BORROWER'

KBSII TWO WESTLAKE PARK, LLC,
a Delaware limited liability company

By:	KBSII REIT ACQUISITION XXII, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES II, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP II,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST II, INC.,
a Maryland corporation,
general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

"BORROWER'

KBSII TORREY RESERVE WEST, LLC,
a Delaware limited liability company

By:	KBSII REIT ACQUISITION X, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES II, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP II,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST II, INC.,
a Maryland corporation,
general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer